Virtus Growth & Income Fund, Virtus Mid-Cap Growth Fund and

Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated April 14, 2016 to the Summary and Statutory Prospectuses dated July 29, 2015

Important Notice to Investors

Virtus Growth & Income Fund

The disclosure under “Principal Risks” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended by adding the following:

>Portfolio Turnover Risk. The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 62 of the statutory prospectus is hereby amended by adding a row entitled “Portfolio Turnover” and inserting an “X” in that row to indicate that this risk applies to the fund.

Additionally, the following disclosure is added to this section:

Portfolio Turnover

A fund’s investment strategy may result in frequently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the fund’s performance.

Virtus Mid-Cap Growth Fund

The Average Annual Total Return table in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended by restating the one-year return for Class B Shares as -0.96%.

Virtus Tactical Allocation Fund

The Average Annual Total Return table in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby amended by restating the one-year return for Class B Shares as -0.25%.

Investors should retain this supplement with the

SAI for future reference.

VET 8019 G&IRisks&MCG&TAPerf (4/2016)

Virtus Equity Trust

Supplement dated April 14, 2016 to the

Statement of Additional Information (“SAI”) dated July 29, 2015

Important Notice to Investors

In the section “Investment Limitations” on page 65 of the SAI, the following disclosure is hereby added after the list of fundamental investment restrictions:

The investment limitation described in (2) above does not prohibit any Fund (each, a “Fund of Funds”) from investing all or substantially all of its assets in the shares of one or more registered, open-end investment companies, and the limitation does not apply to the purchase of investment company shares by any such Fund of Funds. Also with respect to investment restriction (2) above, for purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, as of the date of this SAI the Funds of Funds will not look through to the securities held by any underlying exchange-traded funds (“ETFs”), unaffiliated mutual funds and/or closed-end funds in which such Funds invest.

.

Investors should retain this supplement with the

SAI for future reference.

VET 8019B SAI/FoF (4/2016)